UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Item 1. Report to Stockholders.

Christopher Weil & Company Core Investment Fund
Ticker CWCFX

For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
November 30, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Table of Contents

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND

Letter to Shareholders	1
Sector Allocation	3
Performance Information	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10

NOTES TO FINANCIAL STATEMENTS	11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

DISCLOSURE OF EXPENSES	19

ADDITIONAL INFORMATION	20

TRUSTEES AND OFFICERS	21

Christopher Weil & Company Core Investment Fund
Management’s Discussion of Fund Performance

Investment Summary
The Christopher Weil & Company Core Investment Fund (the “Fund”) returned 12.46% for the fiscal year ended November 30, 2019 compared to 16.11% for the S&P 500® Index (the “S&P 500”). Excluding option positions, we started the fiscal year with 43 equity positions and ended the fiscal year with 50 positions. 16 positions were fully liquidated, 3 positions were purchased and sold, while 23 new positions were purchased with the proceeds. We primarily added and retained through the fiscal year, new positions in health care and information technology while we reduced positions in consumer staples, industrials and transportation. We purchased multiple puts throughout the fiscal year on indexes and sectors, to hedge what we thought would be a pickup in volatility. We also bought calls and puts to gain directional exposure on individual equities and wrote calls on equity positions in conjunction with the Fund’s covered call writing strategies.

The Fund’s performance was most negatively affected by exposure to health care, retail and transportation sectors. While most of our positions in healthcare performed poorly, Illumina Inc. (ILMN) had the biggest negative impact. In the retail sector Macy’s (M) and Groupon (GRPN) performed negatively. In the transportation sector, Alaska Air Group (ALK) and Schneider National (SNDR) negatively affected the Fund’s performance. Although we had overall strong performance in the information technology, financials and communications sectors, our biggest losers there were Greensky Inc (GSKY), Casa Systems Inc (CASA), and Criteo SA (CRTO).

On the positive side, a number of our holdings in communications, financials and information technology sectors helped the Fund’s performance. Within communications, our positions in Disney (DIS) and Alphabet Inc. (GOOGL) were our best performers. In information technology, Solaredge Technologies (SEDG), The Trade Desk (TTD), Ubiquiti Inc (UI) and Verisk Analytics (VRSK) were significant outperformers. Within financials, multinational money-centers and investment banks like JP Morgan Chase (JPM), Citigroup Inc (C), Morgan Stanley (MS) and Houlihan Lokey (HLI) led the outperformance. Option trading in the Fund had an overall negative effect on performance. Our index and sector hedging were our worst performing option strategies. Our equity protection and directional equity exposure options trading performed better than our sector hedging, generating a minor loss for the Fund.

Themes From Last Year
The past year saw a continued strengthening of the U.S. economy. Real gross domestic GDP for the first 3 quarters of 2019 increased at rates of 3.1%, 2.0% and 1.9% respectively. Unemployment declined from 3.9% to 3.6% as of November 2019, while wages continued to increase modestly. Real wage growth has progressed at a slower rate than most people (and the Phillips Curve) would have anticipated which has kept a lid on inflation. The Federal Reserve (the “Fed”) has made it clear that they are willing to “keep this expansion going” and maintain an accommodative stance at least until we start to see an uptick in inflation expectations. Although many small and mid-sized businesses have reported seeing much larger wage increases, the overall picture has been muted and as we know the Fed looks at very myopic targets of the broad economy. The current economic expansion started in June of 2009 and at 10 years and 7 months old, it is now the longest expansion in American history. After a very large equity market selloff in the 4th quarter of 2018, the domestic markets spent most of 2019 in a slow and steady recovery, highlighted by two pullbacks in the S&P 500 of mid-single digits in May and August.

One of the more interesting cross currents over the past year in our opinion is the disparity between consumer confidence and CEO confidence. The Conference Board Measure of “CEO Confidence” declined to its lowest reading during any point of this economic recovery while Conference Board “Consumer Confidence” levels are hovering at all-time highs. Our findings show that bull markets typically suffer muted forward returns when Consumer Confidence readings are so high. History has shown a strong negative correlation between equity market returns and how excited the American Consumer has been.

The above backdrop, coupled with historically high valuations and high corporate and sovereign debt, keeps us cautious on domestic equity markets. At the very least, we believe a shift to a more value leaning strategy will outperform going forward after lagging historically expensive growth stocks over the last 7 years.

2019 Annual Report 1

Although international indices lagged the S&P 500 for 2019, their absolute gains were higher than their historical averages. As we said last year, the “ever-morphing Brexit situation kept a lid on developed international markets while Emerging markets were directly caught in the cross-fire of the Trump administration’s trade war with China.” It is unfortunate that these situations have not been resolved and what is even more unfortunate is that the political gamesmanship of it all has only become clearer.

After having a volatile year last year, the Barclays Bond Aggregate Index was a steady winner for the majority of the year. We have started to see some signs of de-risking in the lowest rung of corporate credit markets, but otherwise corporate credit markets have held in quite well. Additionally, it is worth noting, that after a very abrupt flattening of most of the treasury yield curves over the summer that led to the first inversion since the Global Financial Crisis, the majority of the treasury curves have started to steepen back out. It remains to be seen if that brief inversion will be the harbinger to a recession as it has been in the past.

We believe the U.S. economy faces many headwinds that might not be as widely followed or priced into the equity markets at current time. We are proceeding into the next few years with caution.

Investment Strategy and Summary
Currently, we are targeting a portfolio that consists of approximately 30 to 40 positions, and we aim for most of the holdings to have a weighting of between 2% and 8% of the net asset value of the Fund. As the economic and investment climate changes, we may increase or decrease our target number of positions. We look for companies in various sectors that have strong revenue growth and strong balance sheets, avoiding the most volatile issues. Technical analysis helps in choosing entry and exit points. Companies represent most major industry sectors, but we have, in practice, generally, over weighted information technology and consumer discretionary while underweighting financials, energy, utilities, materials, and telecoms.

While we look to macro trends for guidance, note that our methodology is fundamentally bottoms up. We rigorously screen the investable universe for stocks that have strong balance sheets and income statements along with positive track records and likely potential for growth. The search for good value remains a top priority as we believe that even a great company can trade for too high a price and a mediocre one can trade well below its intrinsic value. We look for stocks that will outperform over the next few years and mostly shun short term plays, maintaining a mix of stocks of varied sectors, market capitalization, and anticipated volatility. We continue to believe that well managed companies will lead their industries, take market share, and grow earnings. Therefore, investors in well run companies should continue to profit over the longer term. We continue to buy companies we hope will deliver outsized positive returns, reserving the option to employ hedging strategies to weather more volatile times.

John Wells, President/CEO & Mike Hubbert, Portfolio Manager
Christopher Weil & Company, Inc., Investment Advisor

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-550-9266. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.cweil.com or by calling toll free 1-888-550-9266. The Fund’s Distributor is Rafferty Capital Markets, LLC.

2019 Annual Report 2

Christopher Weil & Company Core Investment Fund (Unaudited)

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND Sector Allocation (Unaudited) (As a Percentage of Net Assets) November 30, 2019

*Net Cash represents cash equivalents and other assets in excess of liabilities.

2019 Annual Report 3

Christopher Weil & Company Core Investment Fund (Unaudited)

PERFORMANCE INFORMATION

November 30, 2019 NAV $15.21

Average Annual Total Returns for the Periods ended November 30, 2019.

			Since
	1 Year(A)	5 Year(A)	Inception(A)
Christopher Weil & Company Core Investment Fund	12.46%	7.37%	11.14%
S&P 500® Index (B)	16.11%	10.98%	14.74%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 3/29/19):
              Gross – 1.51%; Net – 1.23%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) of the application of waivers as described in Note 4, and (b) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2019 Annual Report 4

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		November 30, 2019
Shares		Fair Value	% of Net Assets
COMMON STOCKS

COMMUNICATIONS
Services - Computer Programming, Data Processing, Etc.
930	Alphabet Inc. Class A *	$1,212,804
118	Alphabet Inc. Class C *	153,985
1,758	Baidu, Inc. * **	208,376
3,173	Facebook, Inc. Class A *	639,804
		2,214,969
Services - Prepackaged Software
1,000	Electronic Arts Inc. *	101,010
Total for Communications		2,315,979	5.59%

CONSUMER DISCRETIONARY
Cable & Other Pay Television Services
25,840	The Walt Disney Co.	3,916,827
Retail - Department Stores
30,987	Macy's, Inc.	474,721
Services - Advertising Agencies
7,752	Criteo S.A. * **	138,373
126,000	Groupon, Inc. *	365,400
		503,773
Services - Educational Services
2,951	K12 Inc. *	57,987
Total for Consumer Discretionary		4,953,308	11.95%

CONSUMER STAPLES
Food and Kindred Products
48,110	The Hain Celestial Group, Inc. *	1,189,279
Total for Consumer Staples		1,189,279	2.87%

FINANCIALS
Banks
4,240	First Republic Bank	465,976
Investment Advice
27,821	Houlihan Lokey, Inc. Class A	1,326,227
National Commercial Banks
15,089	Citigroup Inc.	1,133,486
9,117	JPMorgan Chase & Co.	1,201,256
16,170	Pinnacle Financial Partners, Inc.	993,161
		3,327,903
Security Brokers, Dealers & Flotation Companies
12,265	Morgan Stanley	606,872
Total for Financials		5,726,978	13.82%

HEALTH CARE
Biological Products, (No Diagnostic Substances)
3,000	Amgen Inc.	704,160
Electromedical & Electrotherapeutic Apparatus
4,440	Natus Medical Incorporated *	142,036
Laboratory Analytical Instruments
904	Illumina, Inc. *	289,967

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 5

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		November 30, 2019
Shares		Fair Value	% of Net Assets
COMMON STOCKS - Continued

HEALTH CARE
Pharmaceutical Preparations
10,000	Amicus Therapeutics, Inc. *	$104,800
106,875	VBI Vaccines Inc. *	96,006
		200,806
Retail - Drug Stores and Proprietary Stores
29,508	CVS Health Corporation	2,221,067
Services - Business Services, NEC
10,535	Akamai Technologies, Inc. *	917,809
Services - Computer Integrated Systems Design
13,876	Cerner Corporation	993,383
Surgical & Medical Instruments & Apparatus
26,000	Ra Medical Systems, Inc. *	33,020
Total for Health Care		5,502,248	13.27%

INDUSTRIALS
Air Transportation, Scheduled
10,000	Alaska Air Group, Inc.	690,100
Fabricated Structural Metal Products
1,170	Valmont Industries, Inc.	167,474
Retail - Building Materials, Hardware, Garden Supply
23,500	GrowGeneration Corp. *	113,975
Services - Computer Processing & Data Preparation
6,376	Verisk Analytics, Inc. Class A	940,332
Total for Industrials		1,911,881	4.61%

INFORMATION TECHNOLOGY
Computer Communications Equipment
34,410	Cisco Systems, Inc.	1,559,117
5,014	F5 Networks, Inc. *	730,590
		2,289,707
Computer Peripheral Equipment, NEC
25,153	Stratasys Ltd. *	463,821
Computer & Office Equipment
6,439	International Business Machines Corporation	865,724
Electronic Components & Accessories
13,571	KEMET Corporation	362,617
Electronic Computers
2,976	Apple Inc.	795,336
Radio & TV Broadcasting & Communications Equipment
22,075	Casa Systems, Inc. *	81,236
6,432	Ubiquiti Networks, Inc.	1,268,390
		1,349,626
Semiconductors & Related Devices
8,460	Micron Technology, Inc. *	401,935
4,095	Silicon Motion Technology Corporation **	181,409
30,436	SolarEdge Technologies, Inc. *	2,483,882
		3,067,226

* Non-Income Producing Securities. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 6

Christopher Weil & Company Core Investment Fund
				Schedule of Investments
				November 30, 2019
Shares				Fair Value	% of Net Assets
COMMON STOCKS - Continued

INFORMATION TECHNOLOGY - Continued
Services - Business Services, NEC
19,292	GreenSky, Inc. Class A *		$143,532
8,826	MAXIMUS, Inc.			658,861
				802,393
Services - Computer Processing & Data Preparation
4,670	Yext, Inc. *			80,604
Services - Computer Programming Services
19,794	Amdocs Limited (Island of Guernsey)			1,371,724
Services - Prepackaged Software
6,502	Dropbox, Inc. Class A *			120,222
Total for Information Technology				11,569,000	27.90%

MATERIALS
Agricultural Chemicals
16,030	Nutrien Ltd. (Canada)			760,143
Chemicals & Allied Products
17,178	FMC Corporation			1,682,757
21,460	Livent Corporation *			167,388
				1,850,145
Metal Mining
25,451	Freeport-McMoRan Inc.			289,632
Total for Materials				2,899,920	7.00%
Total for Common Stocks (Cost $26,962,937)				36,068,593	87.01%

MONEY MARKET FUNDS
5,534,472	Invesco Short-Term Investments Trust Treasury Portfolio
	Institutional Class 1.52% ***			5,534,472	13.35%
	(Cost $5,534,472)
CALL/PUT OPTIONS PURCHASED			Notional
Expiration Date/Exercise Price		Contracts	Amount	Fair Value	% of Net Assets
Criteo S.A. * ****		176	$314,160	-
January 17, 2020 Calls @ 40.00
Criteo S.A. * ****		90	160,650	10,800
January 15, 2021 Calls @ 25.00
SPDR® S&P 500® ETF Trust *		85	2,671,635	4,845
December 31, 2019 Put @ 290.00
Total for Options Purchased (Premiums Paid - $170,911)			$3,146,445	15,645	0.04%
Total Investment Securities				41,618,710	100.40%
	(Cost $32,668,320)
Liabilities in Excess of Other Assets				(164,091)	-0.40%
Net Assets				$ 41,454,619	100.00%

* Non-Income Producing Securities. *** The rate shown was the 7-day yield at November 30, 2019. **** Level 2 Security. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 7

Christopher Weil & Company Core Investment Fund

Statement of Assets and Liabilities
November 30, 2019

Assets:
Investment Securities at Fair Value	$41,618,710
(Cost $32,668,320)
Dividends Receivable	25,855
Total Assets	41,644,565
Liabilities:
Payable for Management Fees	25,011
Payable for Services Fees	15,349
Payable to Custodian	47,059
Payable for Securities Purchased	102,527
Total Liabilities	189,946
Net Assets	$41,454,619
Net Assets Consist of:
Paid In Capital	$28,082,785
Total Distributable Earnings	13,371,834
Net Assets, for 2,725,897 Shares Outstanding	$41,454,619
(Unlimited number of shares authorized without par value)

Net Asset Value and Offering Price	$15.21
Minimum Redemption Price * ($15.21 x 0.98) (Note 2)	$14.91

Statement of Operations
For the fiscal year ended November 30, 2019

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $2,649)	$562,234
Total Investment Income	562,234
Expenses:
Management Fees	388,984
Services Fees	194,492
Total Expenses	583,476
Less: Management Fees Waived (Note 4)	(97,246)
Less: Services Fees Waived (Note 4)	(11,919)
Net Expenses	474,311

Net Investment Income (Loss)	87,923

Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Options Written:
Net Realized Gain (Loss) on Investments	4,628,528
Net Realized Gain (Loss) on Options Purchased	(157,117)
Net Realized Gain (Loss) on Options Written	31,627
Net Change in Unrealized Appreciation (Depreciation) on Investments	162,969
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	(120,191)
Net Change in Unrealized Appreciation (Depreciation) on Options Written	-
Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and
Options Written	4,545,816

Net Increase (Decrease) in Net Assets from Operations	$4,633,739

* Reflects a 2% redemption fee if shares are redeemed within 90 days or less of purchase.

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 8

Christopher Weil & Company Core Investment Fund

Statements of Changes in Net Assets

	12/1/2018	12/1/2017
	to	to
	11/30/2019	11/30/2018
From Operations:
Net Investment Income (Loss)	$87,923	$(66,751)
Net Realized Gain (Loss) on Investments, Options Purchased
and Options Written	4,503,038	4,329,900
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	42,778	(1,529,165)
Net Increase (Decrease) in Net Assets from Operations	4,633,739	2,733,984

From Distributions to Shareholders:	(4,218,345)	(3,155,891)

From Capital Share Transactions:
Proceeds From Sale of Shares	1,848,860	2,007,290
Proceeds from Redemption Fees (Note 2)	-	-
Shares Issued on Reinvestment of Dividends	4,218,345	3,155,891
Cost of Shares Redeemed	(3,798,509)	(3,944,701)
Net Increase (Decrease) from Shareholder Activity	2,268,696	1,218,480
Net Increase (Decrease) in Net Assets	2,684,090	796,573

Net Assets at Beginning of Period	38,770,529	37,973,956
Net Assets at End of Period	$41,454,619	$38,770,529

Share Transactions:
Issued	139,974	130,651
Reinvested	357,790	218,249
Redeemed	(278,672)	(259,016)
Net Increase (Decrease) in Shares	219,092	89,884
Shares Outstanding Beginning of Period	2,506,805	2,416,921
Shares Outstanding End of Period	2,725,897	2,506,805

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 9

Christopher Weil & Company Core Investment Fund

Financial Highlights

Selected data for a share outstanding throughout the period:	12/1/2018	12/1/2017	12/1/2016		12/1/2015		12/1/2014
	to	to	to		to		to
	11/30/2019	11/30/2018	11/30/2017		11/30/2016		11/30/2015
Net Asset Value - Beginning of Period	$15.47	$15.71	$13.17		$14.26		$14.70
Net Investment Income (Loss) (a)	0.03	(0.03)	(0.04)		(0.05)		(0.08)
Net Gains (Loss) on Investments (Realized and Unrealized)	1.41	1.10	2.66		(0.06)		(0.05)
Total from Investment Operations (b)	1.44	1.07	2.62		(0.11)		(0.13)
Distributions (From Net Investment Income)	-	-	-		-		-
Distributions (From Capital Gains)	(1.70)	(1.31)	(0.08)		(0.98)		(0.31)
Total Distributions	(1.70)	(1.31)	(0.08)		(0.98)		(0.31)
Proceeds from Redemption Fee (Note 2)	-	-	-	+	-	+	-	+
Net Asset Value - End of Period	$15.21	$15.47	$15.71		$13.17		$14.26
Total Return (c)	12.46%	7.38%	20.01%		(0.63)%		(0.93)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$41,455	$38,771	$37,974		$36,611		$39,246
Before Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%		1.50%		1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.05%	-0.45%	-0.57%		-0.65%		-0.71%
After Waiver
Ratio of Expenses to Average Net Assets (d)	1.22%	1.22%	1.24%		1.23%		1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (d)	0.23%	-0.17%	-0.31%		-0.38%		-0.53%
Portfolio Turnover Rate	49.35%	50.30%	49.43%		20.58%		62.06%

+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management and Service Fees. (Note 4)

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 10

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
November 30, 2019

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (the “Fund”) was organized as a series of the PFS Funds (the “Trust”) on December 16, 2011. The Fund is non-diversified. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2019, there were eight series authorized by the Trust. The investment advisor to the Fund is Christopher Weil & Company, Inc. (the “Advisor”). The Fund commenced operations on December 21, 2011. The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for the Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days or less of purchase. During the fiscal year ended November 30, 2019, proceeds from redemption fees were $0.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains on options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any

2019 Annual Report 11

Notes to Financial Statements - continued

tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2019, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

2019 Annual Report 12

Notes to Financial Statements - continued

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a purchased option position is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the fair value of the option position. Lacking a last sale price, a written option position is valued at its last ask price except when, in the Advisor’s opinion, the last ask price does not accurately reflect the fair value of the option position. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2019:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADRs)	$ 36,068,593	$ 0	$0	$ 36,068,593
Money Market Funds	5,534,472	0	0	5,534,472
Call Options Purchased	4,845	10,800	0	15,645
Total	$ 41,607,910	$ 10,800	$0	$ 41,618,710

The Fund did not hold any level 3 assets during the fiscal year ended November 30, 2019.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
The Fund has an investment advisory agreement (the “Management Agreement”) with the Advisor. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives a Management Fee equal to 1.00% of the average daily net assets of the Fund. Since April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management Fee such that it will be equal to 0.75% of the Fund’s average daily net assets. This waiver will automatically terminate on March 31, 2020 unless it is renewed by the Advisor. The Advisor will not terminate the waiver prior to March 31, 2020.

As a result of the above calculation, for the fiscal year ended November 30, 2019, the Advisor earned management fees totaling $388,984. At November 30, 2019, the Fund owed $25,011 to the Advisor. A total of $97,246 of management fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2019.

2019 Annual Report 13

Notes to Financial Statements - continued

Additionally, the Fund has a Services Agreement with the Advisor (the “Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.50% of the average daily net assets of the Fund and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million. This waiver will automatically terminate on March 31, 2020 unless it is renewed by the Advisor. The Advisor will not terminate this waiver prior to March 31, 2020.

For the fiscal year ended November 30, 2019, the Advisor earned services fees of $194,492. At November 30, 2019, the Fund owed the Advisor services fees of $15,349. A total of $11,919 of services fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2019.

5.) OPTION TRANSACTIONS
For the fiscal year ended November 30, 2019, the total amount of options written, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 30, 2018	0	$0
Options written	30	40,575
Options terminated in closing purchase transactions	(30)	(40,575)
Options expired	0	0
Options exercised	0	0
Options outstanding at November 30, 2019	0	$0

For the fiscal year ended November 30, 2019, the total amount of options purchased, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Paid
Options outstanding at November 30, 2018	176	$55,315
Options purchased	6,604	631,243
Options terminated in closing sale transactions	(1,317)	(244,600)
Options expired	(5,112)	(271,047)
Options exercised	0	0
Options outstanding at November 30, 2019	351	$170,911

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options purchased:		Options Written
Included In Investment	$15,645	at Fair Value	$0
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended November 30, 2019 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
Equity Contracts	Location	Gain (Loss)	Location	Gain (Loss)

Options	Net Realized		Net Change In Unrealized
Purchased	Gain (Loss) on	($157,117)	Appreciation (Depreciation)	($120,191)
	Options Purchased		on Options Purchased
Options	Net Realized		Net Change In Unrealized
Written	Gain (Loss) on	$31,627	Appreciation (Depreciation)	$0
	Options Written		on Options Written

2019 Annual Report 14

Notes to Financial Statements - continued

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

During the fiscal year ended November 30, 2019, the Fund was not subject to any master netting arrangements.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $4,500, in Trustees’ fees for their services to the Fund for the fiscal year ended November 30, 2019. These fees were paid by the Advisor.

7.) INVESTMENTS
For the fiscal year ended November 30, 2019, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $16,636,483 and $20,794,139, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2019 Annual Report 15

Notes to Financial Statements - continued

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At November 30, 2019, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 99.02% of Fund shares. The Trust does not know whether any underlying accounts of National Financial Services, LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2019 was $32,746,729.

At November 30, 2019, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investment securities on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$10,244,942	($1,372,961)	$8,871,981

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2019	November 30, 2018
Ordinary Income	$ 121,133	$ 0
Long-term Capital Gain	4,097,212	3,155,891
	$ 4,218,345	$ 3,155,891

Subsequent to November 30, 2019, the Fund paid a distribution of $0.032342 per share from ordinary income and $1.671912 per share from long-term capital gains on December 26, 2019 to the shareholders of record on December 24, 2019.

As of November 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$ 87,923
Accumulated undistributed realized gains	4,545,129
Other accumulated losses	(133,199)
Unrealized appreciation on investment securities - net	8,871,981
$ 13,371,834

As of November 30, 2019, the primary differences between book basis and tax basis unrealized appreciation are attributable to the tax deferral of losses on wash sales. As of November 30, 2019, other accumulated losses above are attributable to losses on straddles from options.

10.) SUBSEQUENT EVENTS
Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events except for the December 26, 2019 distributions reported in Note 9 herein.

2019 Annual Report 16

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2019 Annual Report 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Christopher Weil & Company Core Investment Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Christopher Weil & Company Core Investment Fund (the “Fund”), a series of PFS Funds, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 27, 2020

2019 Annual Report 18

DISCLOSURE OF EXPENSES
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days or less of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2019 and held through November 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2019 to
	June 1, 2019	November 30, 2019	November 30, 2019

Actual	$1,000.00	$1,131.70	$6.47

Hypothetical	$1,000.00	$1,018.95	$6.12
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2019 Annual Report 19

ADDITIONAL INFORMATION November 30, 2019 (Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.cweil.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Fund at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

2019 Annual Report 20

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-550-9266. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	8	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown, estate	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	planning and business attorney		Investor Funds
(1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds,
			Cossolias & Company, CPAs (1972		Neiman Funds
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2019 Annual Report 21

Investment Advisor
Christopher Weil & Company, Inc.

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

Legal Counsel
Practus, LLP

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds 11236 El Camino Real, Suite 200 San Diego, California 92130 1-888-550-9266 OR 1-800-355-9345 www.cweil.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/19	FYE 11/30/18
Audit Fees	$13,750	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/19	FYE 11/30/18
Registrant	$3,750	$3,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/4/2020

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/4/2020